NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Value Fund

Supplement dated June 16, 2010
to the Prospectus dated March 1, 2010 (as revised May 6, 2010)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Growth Fund

1.           On page 8 of the Prospectus following “Portfolio Management – Portfolio Managers,” the information regarding the portfolio managers is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Paul Atkinson	Head of U.S. Equities, Aberdeen	Since September 1998
Douglas Burtnick, CFA	Senior Investment Manager, Aberdeen	Since October 2007

2.           On page 23 of the Prospectus, the paragraph following “Portfolio Management” that relates to the “Nationwide Growth Fund” is deleted and replaced with the following:

Paul Atkinson, Head of U.S. Equities and Douglas Burtnick, CFA, Senior Investment Manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Atkinson joined Aberdeen in September 1998 as the head of the equity derivatives team and became a senior investment manager on the U.S. equity team in May 2005.  He graduated with a BSc (Hons) in economics and finance from Cardiff Business School, U.K. and was awarded an MSc in finance from the University of London, Birbeck College in 1996.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. Mr. Burtnick graduated with a B.S. from Cornell University.

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